UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period:  March 31, 2014

Item 1. Report to Stockholders.

www.CoveStreetFunds.com

Cove Street Capital

Small Cap
Value Fund

SEMI-ANNUAL REPORT | March 31, 2014

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LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

DEAR FELLOW SHAREHOLDER:

We had a sloppy start to calendar year 2014, an outcome we can attribute to two general factors. The first is simply stock specific and short-term issues: we had a handful of very specific setbacks that decided to congregate in one quarter, almost all of which we deem “annoying but reversible.” These we will discuss in some detail below. But there was also some “air” let out of the portfolio in general. With many stocks within range of our estimate of “fair value,” we have attempted to weed out what we call the “Graham Values”—stocks that are statistically cheap securities but whose businesses are challenged by a variety of factors. In other words, we achieved our price target and now we are done. But in the arena of what we call “Buffett Values”—stocks tied to what tend to be better businesses and longer-term compounding machines—we are in for the longer run and this requires us to ignore the shorter-term vagaries of “market” ebbs and flows. This was a quarter of ebbing.

TOTAL RETURN (%) as of March 31, 2014  |  Symbol CSCSX

	3	1	3	5	10	INCEPTION
	MONTH	YEAR	YEAR	YEAR	YEAR	(9/30/98)
Cove Street Capital Small Cap Value Fund	-2.27	20.67	18.65	28.96	7.17	11.83
Russell 2000® Index	1.12	24.90	13.18	24.31	8.53	9.28
Russell 2000® Value Index	1.78	22.65	12.74	23.33	8.07	10.23
Russell 2500™ Value Index	3.52	21.76	13.88	24.81	9.01	10.82

Performance shown for the period September 30, 1998 to January 20, 2012 reflects performance for Cove Street Capital Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Effective September 10, 2013, the Investor Class eliminated all sales charges on purchases. Prior to that date, purchases were subject to a maximum sales charge of 3.50%. The returns shown for the Investor Class do not reflect any sales charges. If they had, the returns would be lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.86%. Investment performance reflects contractual fee waivers in effect through 5/31/15 to keep the expense ratio (excluding 0.01% acquired fund fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) at or below 1.69% (Expense Cap). In the absence of such fee waivers, total return would be reduced.

As of January 28, 2013, The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Let’s run down the list of problem children in the quarter to help provide some context for our thinking.

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

WHAT HAPPENED Quarter ending March 31, 2014  |  Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
5 DETRACTORS	(%)	(%)	(%)
NEUSTAR INC	3.10	-30.47	-1.16
FORESTAR GROUP INC	5.84	-16.31	-1.05
GLOBAL CASH ACCESS HOLDINGS INC	2.94	-29.39	-1.05
AVID TECHNOLOGY INC	2.98	-26.93	-0.79
HERITAGE-CRYSTAL CLEAN INC	3.05	-11.52	-0.40

The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the first quarter of 2014. Return is the total return for each included company over the course of the first quarter of 2014. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the first quarter of 2014.

Global Cash Access Holdings (GCA) has been a very nice success for us over the past three years, almost tripling at one point from our cost. What plagues the company—as is true with a number of smaller capitalization companies— is that its customers are bigger than it is, a reality that is compounded by “contract renewals” that can often be consequential in size. As a result, there inevitably develops an interesting mental tug of war when a large and financially troubled customer (Caesars in this case) decides it wants everything and doesn’t want to pay for it. GCA, which under its new CEO is moving toward a higher value proposition in processing and technology, had the issue “decided” for it when Caesars walked away. Interestingly, the loss of this relationship did not change the company’s guidance for cash flow and earnings for the year. However, it did unnerve investors given the revenue hit, which was actually the reason we first had the opportunity to get into the stock several years ago. We leaned in and bought more. The stock is worth close to $10 on present numbers and we think the company will look a lot different in three years—and the stock price should look very different as well.

On a similar note, Neustar (NSR) has an unduly large percentage of its revenue tied to a single customer: North American Portability Management, LLC (NAPM). Our mistake here was “only selling half” after a 60% gain and the stock has essentially retraced its entire move back to our cost. What we like here is a huge margin, huge free cash flow services company that is growing nicely and reducing its exposure to the NAPM contract. It is also run by a CEO and CFO who have been aggressive in repurchasing shares and think long and hard about shareholders. We think the contract with the NAPM will be renewed on reasonable terms and we will have a number of years of smooth sailing before the issue rears its head again. And yes, there is “risk” investing in businesses with this profile—the trick is not to do it often and to make sure you have proper margin of safety at your entry point just in case things don’t go your way. We think we do in the case of GCA and NSR and we don’t have many like them in the portfolio.

Under the heading of funny things that can happen on the way to the bank, we have our investment in Avid Technology. We bought into a management change story in a company whose previous occupants were mismanaging two industry leading positions in an increasingly software-based product offering in the production of video and audio media. What we did not count on was the idiocy behind what has become a massive project in accounting changes; the net result of which will likely be a net “zero” as revenue and expense timing are just shifted. The issue is that they have to examine literally tens of thousands of small transactions over a seven year period. What is real to us is the exorbitant cost of this process and the delay in the presentation of current financial statements. It simply amazes us that the stock declined this quarter almost two months after the company announced that its listing was temporarily moving farther “over the counter” and off of the NASDAQ until the financial statements were brought

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

current. This does not affect value in the slightest and the stock continues to trade with plenty of liquidity. We see this being resolved in the next two quarters and we expect a similar upward move in the stock for no reason other than re-listing—and then we can get back to our original investment case.

Lastly, we have Forestar Group, which is a company rich in assets—Texas real estate and Bakken oil and gas—with a management team that cannot seem to see the path in front of it. In simplistic terms, we juggle three balls when we analyze a potential investment: the “nature” of the business model, a reasonable estimate of what we think the company is worth and a judgment about who is running the company and for what end. We like the assets here, we like the discount to fair value...but we are beginning to get the sense that management just doesn’t seem to get the idea of creating value “per share.” It is head-scratching when we see compensation schemes that reward gross growth without regard to a denominator—that is shares outstanding. We think this is fixable and we are likely to be very vocal about it in the months ahead.

WHAT HAPPENED Quarter ending March 31, 2014  | Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
5 CONTRIBUTORS	(%)	(%)	(%)
BARNES & NOBLE	2.62	39.66	0.99
PMC-SIERRA INC	3.25	18.05	0.55
CHIMERA INVESTMENT CORP	5.80	8.59	0.47
APPROACH RESOURCES	5.83	8.34	0.46
GSI GROUP INC	2.80	16.20	0.43

The 5 Contributors measure the top five contributors to the portfolio’s total return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the first quarter of 2014. Return is the total return for each included company over the course of the first quarter of 2014. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the first quarter of 2014.

On the other side of the spectrum, we have had some solid winners. Barnes & Noble was not in anyway an intuitive winner nor was it an immediate success. As you might imagine, working for bookstores are not on the top of the list of career choices for most college graduates. Nonetheless, Barnes & Noble reached extraordinary levels of “cheapness” and seemed to be pricing in an instant death for the “printed” word. Our conclusion was that that the patient would live for quite some time and well-publicized losses in a disastrous attempt to compete head on with Apple and Amazon would subside as management correctly did the prescribed 180 degree turn. These issues got another relook by investors after the holiday quarter was reported and the stock responded favorably. We sold half our position (a clear Graham stock) and have a short leash on the remainder.

Lastly, we will bring up GSI Group, a company that three years ago we would have had trouble describing exactly what it is they did. In fact, the new CEO and CFO at the time would have had the same challenge. It was a near bankrupt amalgamation of some thirty disparate businesses acquired by the unchecked ambition of a “founder type.” The company was basically run for a time by a corporate temp agency (you can’t make some stuff up.) Hailing from Perkin Elmer, which was a long time and very successful holding of ours before it grew up into Large-Cap-ville, CEO John Rousch is midway into culling the herd into something that is now 55% medical technology through divestiture, acquisition, and old fashioned internal blocking and tackling. We met him randomly at an investment conference that was the equivalent of speed-dating and after a year of observation, we determined that the worst seemed well behind us, the company was in a net cash position, and we were paying net zero for the possibility that

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

he may have learned something at PerkinElmer. The lesson here is that if your purchase price reflects an excellent margin of safety, then you set yourself up asymmetrically for a positive answer to the following question: What if something good happens? The stock is up 50% from cost and we remain holders.

On the going forward front, we remain concerned over the two usual suspects: a generally elevated level of overall equity valuation, and the uncertain effects of less accommodative Federal Reserve policy, an eventuality we admit remains a theory rather than a fact at this point. We will again point out that with 30-something stocks we don’t need the whole world to work in our favor, but in general we would like to be working within a somewhat more robust idea palette than we see today.

On a side note, after reviewing some fine print of mutual fund accounting, we are waiving our rights to recoup prior waived expenses and thus all shareholders of the fund will see an effective drop in the fees.

Best Regards,

Jeffrey Bronchick, CFA
Chief Investment Officer Shareholder,
Cove Street Capital Small Cap Value Fund

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. One cannot invest directly in an index. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.  NASDAQ refers to a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services LLC.

INVESTOR CLASS PERFORMANCE (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

INSTITUTIONAL CLASS PERFORMANCE (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

EXPENSE EXAMPLE - MARCH 31, 2014 (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and
(2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 – March 31, 2014).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD
	10/1/13	3/31/14	10/1/13 - 3/31/14(1)
Investor Class Actual(2)	$1,000.00	$1,068.20	$8.56
Investor Class Hypothetical
(5% annual return before Expenses)	$1,000.00	$1,016.65	$8.35
Institutional Class Actual(2)	$1,000.00	$1,069.60	$7.28
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.90	$7.09

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.66% and 1.41% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

(2)	Based on the actual returns for the six-month period ended March 31, 2014 of 6.82% and 6.96% for the Investor Class and Institutional Class, respectively.

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HOLDINGS PRESENTATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

TOP 10 EQUITY HOLDINGS (% net of assets) as of March 31, 2014(1)(2)

Approach Resources	5.3%
Taminco	5.2%
Chimera Investment	5.1%
White Mountains Insurance Group	5.0%
Forestar Group	4.7%
AZZ	4.5%
Graham Holdings, Class B	2.8%
Heritage-Crystal Clean	2.8%
PMC-Sierra	2.7%
Neustar, Class A	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SCHEDULE OF INVESTMENTS (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

COMMON STOCKS - 92.8%
	Shares	Value
CONSUMER DISCRETIONARY - 17.9%
Barnes & Noble *	54,595	$1,141,036
Cherokee	101,200	1,409,716
Graham Holdings, Class B	2,228	1,567,955
HSN	22,000	1,314,060
Lakes Entertainment *	111,500	557,500
Orient-Express Hotels, Class A *	100,300	1,445,323
R.G. Barry	64,106	1,210,321
Remy International	60,000	1,417,200
		10,063,111
ENERGY - 10.3%
Apco Oil & Gas International *	66,060	954,567
Approach Resources *	143,300	2,996,403
Carbon Natural Gas * (a)	550,000	467,500
Emerald Oil *	208,800	1,403,136
		5,821,606
FINANCIAL SERVICES# - 27.2%
Baldwin & Lyons, Class B	22,110	581,272
Chimera Investment	938,800	2,872,728
Fair Isaac	25,800	1,427,256
Forestar Group *	150,038	2,670,677
Global Cash Access Holdings *	210,100	1,441,286
Hallmark Financial Services *	158,946	1,320,841
INTL FCStone *	5,100	95,931
Signature Group Holdings *	72,785	746,046
Symetra Financial	66,500	1,318,030
White Mountains Insurance Group	4,700	2,819,530
		15,293,597
HEALTH CARE - 2.6%
Teleflex	13,600	1,458,464
MATERIALS + PROCESSING - 7.4%
Greif, Class B	21,925	1,272,966
Taminco *	139,500	2,930,895
		4,203,861

SCHEDULE OF INVESTMENTS (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

COMMON STOCKS - 92.8% (continued)
	Shares	Value
PRODUCER DURABLES - 14.0%
AZZ	56,565	$2,527,324
GP Strategies *	49,600	1,350,608
Heritage-Crystal Clean *	86,189	1,562,606
Liquidity Services *	36,913	961,584
SPX	15,000	1,474,650
		7,876,772
TECHNOLOGY - 13.4%
American Electric Technologies *	50,000	339,500
Avid Technology *	240,185	1,465,128
GSI Group *	110,000	1,436,600
NeuStar, Class A *	45,700	1,485,707
PMC-Sierra *	200,000	1,522,000
Westell Technologies, Class A *	350,000	1,291,500
		7,540,435
Total Common Stocks
(Cost $43,644,192)		52,257,846

SHORT-TERM INVESTMENT - 7.8%

Fidelity Institutional Government Portfolio, 0.01% ^
(Cost $4,385,679)	4,385,679	4,385,679

TOTAL INVESTMENTS - 100.6%

Total Investments - 100.6%
(Cost $48,029,871)		56,643,525
Other Assets and Liabilities, Net - (0.6%)		(342,135)
Total Net Assets - 100.0%		$56,301,390

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See notes 2 and 3 in Notes to Financial Statements.
#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See note 9 in Notes to Financial Statements.
^	Variable Rate Security - The rate shown is the rate in effect as of March 31, 2014.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

ASSETS:
Investments, at value
(cost $48,029,871)	$56,643,525
Receivable for investment securities sold	381,072
Receivable for capital shares sold	22,450
Dividends and interest receivable	103,969
Prepaid expenses	19,487
Total assets	57,170,503

LIABILITIES:
Payable for investment securities purchased	772,621
Payable to investment adviser	41,133
Payable for fund administration & accounting fees	13,297
Payable for compliance fees	2,004
Payable for custody fees	1,160
Payable for transfer agent fees & expenses	11,788
Payable to trustees	3,248
Accrued distribution fees	19,628
Accrued expenses	4,234
Total liabilities	869,113

NET ASSETS	$56,301,390

NET ASSETS CONSIST OF:
Paid-in capital	$42,980,948
Accumulated net investment income	65,291
Accumulated net realized gain on investments	4,641,496
Net unrealized appreciation on investments	8,613,655
Net Assets	$56,301,390

	Investor Class	Institutional Class
Net Assets	$32,307,442	$23,993,948
Shares issued and outstanding (1)	916,090	661,536
Net asset value, redemption price and offering price per share (2)	$35.27	$36.27

(1)	Unlimited shares authorized
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
See Notes to the Financial Statements.

STATEMENT OF OPERATIONS (unaudited) - FOR THE SIX MONTHS ENDED MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

INVESTMENT INCOME:
Dividend income	$495,017
Interest income	307
Total investment income	495,324

EXPENSES:
Investment adviser fees (See Note 4)	235,303
Fund administration & accounting fees (See Note 4)	46,339
Distribution fees: Investor Class (See Note 5)	40,018
Transfer agent fees (See Note 4)	33,761
Federal & state registration fees	13,947
Audit fees	7,731
Compliance fees (See Note 4)	6,006
Legal fees	5,733
Trustee fees	5,191
Postage & printing fees	4,089
Custody fees (See Note 4)	3,280
Other	3,146
Total expenses before reimbursement	404,544
Add: Advisory fee recoupment (See Note 4)	25,489
Net expenses	430,033

NET INVESTMENT INCOME	65,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,709,370
Net change in unrealized depreciation on investments	(1,197,229)

Net realized and unrealized gain on investments	3,512,141

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,577,432

See Notes to the Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

	Six Months
	Ended	Year Ended
	March 31, 2014	September 30,
	(unaudited)	2013

OPERATIONS:
Net investment income (loss)	$65,291	$(287,437)
Net realized gain on investments	4,709,370	5,559,560
Net change in unrealized appreciation (depreciation) on investments	(1,197,229)	4,072,422
Net increase in net assets from operations	3,577,432	9,344,545

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	2,262,817	8,642,691
Proceeds from reinvestment of distributions	1,832,949	–
Payments for shares redeemed	(1,684,184)	(2,875,295)
Redemption fee	424	383
Increase in net assets from Investor Class transactions	2,412,006	5,767,779
Institutional Class:
Proceeds from shares sold	1,557,056	17,161,387
Proceeds from reinvestment of distributions	1,678,230	–
Payments for shares redeemed	(717,791)	(6,494,144)
Redemption fee	1,252	–
Increase in net assets from Institutional Class transactions	2,518,747	10,667,243
Increase in net assets resulting from capital share transactions	4,930,753	16,435,022

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class:	–	–
Institutional Class:	–	–
From net realized gain on investments:
Investor Class:	(2,404,191)	–
Institutional Class:	(1,679,915)	–
Total distributions to shareholders	(4,084,106)	–

TOTAL INCREASE IN NET ASSETS	4,424,079	25,779,567

NET ASSETS:
Beginning of period	51,877,311	26,097,744
End of period, including accumulated net investment income of $65,291 and $0, respectively	$56,301,390	$51,877,311

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

INVESTOR CLASS (1)
	Six Months
	Ended March		Year Ended September 30,
	31, 2014
	(unaudited)		2013	2012	2011		2010	2009
PER SHARE DATA:
Net asset value, beginning of period	$35.64		$27.90	$18.79	$20.37		$18.15	$16.15
Investment operations:
Net investment income (loss)	0.03		(0.20)	(0.16)	(0.05	)(2)	0.04 (2)	0.01 (2)
Net realized and unrealized gain (loss)
on investments	2.42		7.94	9.27	(1.43)		2.20	2.31
Total from investment operations	2.45		7.74	9.11	(1.48)		2.24	2.32

Less distributions:
Dividends from net investment income	–		–	–	(0.10)		(0.02)	(0.32)
Dividends from net capital gains	(2.82)		–	–	–		–	–
Total distributions	(2.82)		–	–	(0.10)		(0.02)	(0.32)

Paid-in capital from redemption fees	–	(3)	– (3)	–	–		–	–

Net asset value, end of period	$35.27		$35.64	$27.90	$18.79		$20.37	$18.15

TOTAL RETURN	6.82	%(4)	27.74%	48.48%	(7.35)%		12.33%	15.50%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$32.3		$30.2	$18.9	$12.1		$16.5	$16.8

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.57	%(5)	1.85%	2.09%	1.60%		1.73%	1.55%
After expense reimbursement/recoupment	1.66	%(5)	1.69%	1.59%	1.20%		1.33%	0.97%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement/recoupment	0.13	%(5)	(0.87)%	(0.60)%	(0.25)%		0.23%	0.08%

Portfolio turnover rate	32	%(4)	72%	67%	50%		48%	62%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Amount per share is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

INSTITUTIONAL CLASS
	Six Months
	Ended March		Year Ended September 30,
	31, 2014
	(unaudited)		2013	2012	2011		2010	2009
PER SHARE DATA:
Net asset value, beginning of period	$36.53		$28.53	$19.18	$20.77		$18.46	$16.42
Investment operations:
Net investment income (loss)	0.06		(0.12)	(0.07)	(0.05	)(1)	0.08 (1)	(0.02	)(1)
Net realized and unrealized gain (loss)
on investments	2.50		8.12	9.42	(1.47)		2.23	2.35
Total from investment operations	2.56		8.00	9.35	(1.52)		2.31	2.33

Less distributions:
Dividends from net investment income	–		–	–	(0.07)		–	(0.29)
Dividends from net capital gains	(2.82)		–	–	–		–	–
Total distributions	(2.82)		–	–	(0.07)		–	(0.29)

Paid-in capital from redemption fees	–	(2)	–	–	–		–	–

Net asset value, end of period	$36.27		$36.53	$28.53	$19.18		$20.77	$18.46

TOTAL RETURN	6.96	%(3)	28.04%	48.75%	(7.38)%		12.51%	15.20%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$24.0		$21.6	$7.2	$1.7		$3.3	$2.3
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.32	%(4)	1.54%	1.87%	1.20%		1.21%	1.20%
After expense reimbursement/recoupment	1.41	%(4)	1.44%	1.40%	1.19%		1.20%	1.19%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement/recoupment	0.38	%(4)	(0.62)%	(0.56)%	(0.23)%		0.40%	(0.13)%

Portfolio turnover rate	32	%(3)	72%	67%	50%		48%	62%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”), formerly known as CSC Small Cap Value Fund, is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund commenced operations on September 30, 1998. The Fund currently offers two classes, the Investor Class and the Institutional Class, each of which represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that certain class-specific expenses will be borne solely by the class to which such expenses are attributable. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America
(“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision in required. As of and during the period ended March 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and for the period ended March 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended September 30, 2010 through 2013.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At March 31, 2014, the Fund had investments in illiquid securities with a total value of $467,500 or 0.8% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/12	$195,250

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,790,346	$467,500	$-	$52,257,846
Short-Term Investment	4,385,679	-	-	4,385,679
Total Investments in Securities	$56,176,025	$467,500	$-	$56,643,525

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2014, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least May 31, 2015. For the period ended March 31, 2014, the advisor recouped expenses of $25,489. At March 31, 2014, the balance of previously waived fees eligible for recoupment was $111,591, of which $61,112 expires September 30, 2015 and $50,479 expires September 30, 2016. Effective February 20, 2014, the Adviser elected to forego the recoupment of previously waived fees in order to reduce the total annual operating expenses of the Fund. This election is voluntary.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended March 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended March 31, 2014, the Investor Class incurred expenses of $40,018 pursuant to the Plan.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period Ended	For the Year Ended
	March 31, 2014	September 30, 2013
TRANSACTIONS IN SHARES:
Investor Class:
Shares sold	63,524	264,058
Shares issued to holders in reinvestment of dividends	51,618	–
Shares redeemed	(47,290)	(92,917)
Increase in Investor Class shares outstanding	67,852	171,141
Institutional Class:
Shares sold	42,366	559,823
Shares issued to holders in reinvestment of dividends	45,992	–
Shares redeemed	(19,357)	(219,921)
Increase in Institutional Class shares outstanding	69,001	339,902
Net increase in shares outstanding	136,853	511,043

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$ –	$ –
Other	$15,849,817	$15,871,917

8. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2014, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$9,674,066	$(1,060,411)	$8,613,655	$48,029,871

The difference between book-basis and tax-basis unrealized appreciation is attributable primary to the deferral of wash sale losses.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

At September 30, 2013, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed Long-	Other Accumulated	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gains	Losses	Appreciation	Earnings
$460,317	$3,609,181	$ -	$9,757,618	$13,827,116

As of September 30, 2013, the Fund had no capital loss carryforwards. During the period ended September 30, 2013, the Fund utilized $1,147,274 in capital loss carryforwards.

For the period ended March 31, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long-Term Capital Gains	Total
$474,918	$3,609,188	$4,084,106

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

There were no distributions paid during the period ended September 30, 2013.

9. SECTOR RISK

As of March 31, 2014, the Fund had a significant portion of its assets invested in the financial services sector. The financial services sector may be more greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

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ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Sec tion 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed rele vant including the following: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the cost of the services provided and the profits realized by Cove Street from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objec tives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Cove Street resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement as it to the Fund continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees consid ered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determin ing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Cove Street on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted the Fund’s sound performance through December 31, 2013, which exceeds both the Russell 2000 Index and the Russell 2000 Value Index over the 3 month, 6 month, 3 year, 5 year and since inception periods, the investment philosophy of the port folio manager and his significant investment and portfolio management experience, including that he has managed the Fund, including its predecessors, since the Fund’s inception in 1998. The Trustees also considered Cove Street’s capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under to the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street ren dered to the Fund during the 12 month period ended June 30, 2013. In this regard, the Trustees noted that Cove Street subsi dizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed Rule 12b-1 fees paid by the Fund. The Trustees further noted that the management fees that Cove Street charges to separately managed accounts with similar investment strategies and similar asset levels to that of the Fund are generally consistent with the advisory fee for the Fund, and that Cove Street has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder material that could justify a higher fee. The Trustees also

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

noted that Cove Street had contractually agreed to reduce its management fee, and, if necessary, reimburse the Fund for oper ating expenses, as specified in the Fund’s prospectus. The Trustees concluded that the Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was consistent with the average management fee reported for the benchmark category. They also considered that the total expenses of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees noted the fact that an increase in assets would most likely not lead to a proportionate decrease in the level of advisory services that Cove Street would be required to provide to the Fund at the present time. The Trustees also took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about potential capacity constraints associated with its strategy of investing in small cap stocks. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Cove Street does not utilize soft dollar arrangements with respect to portfolio transac tions and has no affiliated brokers to execute the Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Cove Street as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Cove Street incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees concluded that Cove Street will not receive any additional financial benefits from services rendered to the Fund.

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866 497-0097. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2014

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER

Cove Street Capital, LLC
2321 Rosecrans Avenue, Suite 3275
El Segundo, CA  90245

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*       /s/James R. Arnold
James R. Arnold, President

Date     June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     June 5, 2014

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     June 5, 2014

* Print the name and title of each signing officer under his or her signature.